UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               September 27, 2004
                               ------------------


                        In Vivo Medical Diagnostics, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)


          000-49972                                  84-1579760
    ----------------------               -----------------------------------
   (Commission File Number)             (I.R.S. Employer Identification No.)


     The Green House - Beechwood Business Park North
     Inverness     Scotland                                       IV2 3BL
     -------------------------------------------                -----------
       (Address of Principal Executive Offices)                 (Zip Code)


      (Registrant's telephone number, including area code) - 011 44-1463-667-347
                                                             -------------------


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events

Sports Information and Publishing Company has changed its name to In Vivo Medical Diagnostics and will trade under a new Symbol: IVVO.


Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

        99    Company Issued Press Release on September 27, 2004

The Company issued a press release on September 27, 2004, a copy of which is attached hereto as Exhibit 99.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IN VIVO MEDICAL DIAGNOSTICS, INC.


Dated:  September  27, 2004     By: /s/ Brian Cameron
                                    -----------------------------
                                    Brian Cameron, Authorized Signatory,
                                    President and Chief Executive Officer